Exhibit 10.5
CHANGE IN
CONTROL

AGREEMENT
THIS CHANGE

IN CONTROL

AGREEMENT ("CIC

Agreement") is

made by

and between

U.S.
Century Bank, with

Corporate Offices located at 2301 NW 87
th

Ave., Doral, FL 33172 (hereinafter called the
"Bank"

or the

"Company"),

its subsidiaries,

divisions

and associated

and affiliated entities

("Affiliates")

and Mr.
Nicholas Bustle ("Executive").
WHEREAS,
as

consideration for

Executive's acceptance

of employment

with the

Bank as

Chief
Lending

Officer

(pursuant

to

the

terms

set

forth

in

the

Bank's

Employment

Offer

of

Executive

Vice
President/Chief Lending Officer, dated May

8, 2019 ("Offer Letter"),

which is incorporated

by reference

in
this Agreement), the parties hereto,

intending to be legally

bound, agree as

follows:
1.
Payment

Upon Change
in
Control, Tn the event of

a Change in

Control (as defined herein), the
Company

agrees

to

issue payment

to

Executive

in

the

total amount

of

one-times the

Base
Annual Salary of the Executive applicable for

the one (1) year period

prior to the Change

in
Control, to

be paid

within thirty

(30) days

of the

consummation of

the Change

in Control.
Bank's provision of

this benefit to

Executive is made

without regard to

whether, or

for how
long, Executive remains employed with the surviving company subsequent to the Change in
Control.
2. Change
in
Control.

"Change in

Control shall mean the

occurrence of

an event described in
(i), (ii), (iii)
,
or (iv) below:
(i)
Any person or group

(within the meaning of Sections 13(d) and 14(d) of the Securities
Exchange

Act

of

1934,

as amended

(the "Exchange

Act")),

other

than the

Bank,

an
affiliate of the

Bank or

a trustee

or other fiduciary

holding securities under

an employee
benefit

plan

of the

Bank or

a

corporation owned

directly or

indirectly by

the

stockholders
of Bank

in substantially the same proportions as their ownership of stock of the Bank, becomes the

beneficial

owner (within

the meaning

of Rule

13(d)(3) under

the Exchange
Act,

directly

or

indirectly (which

shall

include

securities

issuable

upon

conversion,
exchange or otherwise) or securities representing 50% or

more of the combined voting
power

of

the

Bank’s

then-outstanding

securities

entitled

to

vote

for

the

election

of
directors.
(ii)
Consummation of an agreement

to merge or

consolidate with another

entity (other than
a

majority-controlled

subsidiary

of

the

Bank)

unless

the

Bank's

stockholders
immediately before the

merger or consolidation own more

than 50%

of the combined
voting power of the resulting entity's voting securities (giving effect to the conversion
or exchange of securities issued in the merger consolidation to the other entity that are convertible

or

exchangeable

for

voting securities)

entitled

generally

to vote

for the
election of

directors.
(iii)
Consummation

of

an

agreement

(including,

without

limitation,

an

agreement

of
liquidation)

to

sell or

otherwise dispose

of

all or

substantially all

of the

business or

assets
of the Bank (or a subsidiary thereof); or
(iv)
Individuals who,

as of

the date

hereof, constitute the

Board of

Directors of

the Bank
(the

“Incumbent
Board”) cease

for

any

reason

to constitute

at least a majority of
the Board,

provided that

any person

becoming a

director
subsequent

to the date

hereof
whose election or nomination

for election by the stockholders

is approved

by a

vote
of at

least a

majority of

directors then

constituting the
Incumbent Board shall be, for
purposes of

this Agreement,

considered

as though

such person were a member of
the Incumbent Board.

Notwithstanding

the foregoing,

no

event shall

constitute a Change

in

Control unless such event
shall also constitute a

change in control as

defined in Section 409A of the

Code.
3.
Signing Bonus Conditions

Unaffected.

As set forth

in the Offer

Letter, Executive

shall

be
entitled to a signing bonus

in the amount of One Hundred Thousand

Dollars ($100,000.00),
subject to the qualification

that if Executive resigns

his employment within the

first year of
employment,

regardless

of

reason, Executive

shall be

required

to reimburse

Bank the

full
amount of

the signing

bonus.

In the

event that

a Change

in Control

occurs within

the first

year
of Executive's

employment, such

action shall

have no

impact on

the conditions

related

to
Executive's signing bonus. In other words, in

the event

that Executive

resigns in the first

year
of employment due to a Change

in Control as defined

above, Executive shall be

required to
reimburse

Bank the

full amount

of the

signing

bonus. Such reimbursement must

be completed
within

thirty (30) days of Executive's date of

separation.
4.
Severability.

Should any

provision of

this Agreement

be declared

or determined by

any court
of competent

jurisdiction to

be unenforceable

or invalid

for any

reason,

the validity

of the
remaining parts, term or provisions of this Agreement

shall not

be affected

thereby and

the
invalid or

unenforceable

part,

term

or

provision

shall

be

deemed

not

to

be

a

part of

this
Agreement.
5.
Applicable Law/Forum.

This Agreement

has been entered into

and shall be

governed by and
construed under the internal laws of

the State of Florida, without regard

to conflicts of laws
or

principals.

All

suits,

proceedings

and

other

actions

relating

to,

arising

out

of

or

in
connection with this Agreement

will be

submitted solely

to

the in

personam jurisdiction

of the
United States District Court for

the Southern

District of Florida

("Federal Court") or to

the
Circuit

Court

in

Broward

County

or

Miami

Dade County.

Executive

hereby

waives

any
claims against or

objections
to
such in personam jurisdiction and venue.
6.
Notice.

All

notices and

other communications

hereunder

shall

be in

writing

and

shall

be
deemed to have been

given only if and when personally delivered or three (3) business days after mailing, postage prepaid, registered or certified mail, or when delivered (and receipted
for) by an express delivery service, addressed in each

case. As to

notices provided to Bank,
notices shall be sent to the Human
Resources

Department

at

the address

of the Bonk

listed
in
the introductory

paragraph

of this Agreement.
As to

notices to

Executive, notices

shall be

sent to
address

provided

below. Executive

and Bank

may

change

the address for the

giving of notices.
7.
Complete

Agreement.

This

Agreement

represents

the

complete

agreement

between
Executive and Bank

regarding the subject

matter of this

Agreement.

This Agreement is

in no
way dependent upon the performance of any other

contract or agreement that may

have been
or may

be entered

into

between Executive

and Bank

and remains

in effect

during the

pendency
of this

Agreement.

As such, the

breach or alleged breach of
any
other contract or agreement
is no defense to enforcement of this Agreement.
8.
Amendments

in

Writing.

No

amendment,

modification,

waiver,

or

other

change

to

this
Agreement, shall in any event

be effective unless the same shall

be in writing,

specifically
identifying this

Agreement and

the provision

intended to be

changed and

signed by Bank
and Executive, and

each such change shall be effective only in

the specific instance

and for
the specific purpose for which it is given.

No provision

of this Agreement

shall be

varied,
contradicted or

explained by

any oral

agreement, course

of dealing or performance or any
other matter not set

forth in an

agreement in writing and signed by Executive and Bank.

9.
Acknowledgment.

Executive

acknowledges

that

Executive

bas

read

this

Agreement
in
full

and
completely understands

all of

its terms

and obligations

and enters

into this

Agreement freely

and
voluntarily,

and

after

having

the opportunity

to consult

with

representatives of
Executive's own
choosing and that Executive's agreement is freely

given.
IN WITNESS WHEREOF, the

parties hereto

have duly

executed this

Agreement on the

date first
above mentioned.

U.S. Century Bank

Employee

By:

/s/ Luis de la Aguilera

/s/ Nicholas Bustle

Title:

President and CEO

Print Name:

Nicholas Bustle

Dated:

5/17/2019

Dated: 5/16/19

Address:

_